                                                                 EXHIBIT 10.30

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") made as of the 23rd day of March, 1998, among Dailey International Inc., a Delaware corporation (the "Issuer"), and the shareholders of Integrated Drilling Services Limited, Aberdeen ("Integrated") signatory hereto (collectively, the "Stockholders").

                                   WITNESSETH:


         WHEREAS, the Issuer and the Stockholders have entered into that certain Share Purchase Agreement dated January 14, 1998 (the "Purchase Agreement") pursuant to which the Issuer agreed to acquire all of the outstanding share capital of Integrated in consideration for cash and 1,064,600 shares of Class A Common Stock, $.01 par value, of the Issuer;

         WHEREAS, pursuant to the Purchase Agreement, the Issuer agreed to grant to the Stockholders certain registration rights with respect to the shares to be issued to the Stockholders pursuant to the Purchase Agreement; and

         WHEREAS, the Issuer and the Stockholders desire to memorialize their agreement with respect to the future registration of the shares to be issued to the Stockholders pursuant to the Purchase Agreement;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Capitalized terms used in this Agreement shall (a) include the singular as well as the plural, (b) include the masculine as well as the feminine and neutral and (c) have the meanings given to them in this Article I, unless defined elsewhere in this Agreement.

         "Commission" means the Securities and Exchange Commission of the United States of America or any other federal agency at the time administering the Securities Act;

         "Common Stock" means (a) all shares now or hereafter authorized and designated as the common stock of the Issuer, including (without limitation) the Issuer's presently authorized Class A Common Stock and Class B Common Stock and
(b) any securities issued or issuable with respect to any such securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or the reorganization or otherwise upon any required adjustments, and securities of any other class with which such

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securities may hereafter have been exchanged or reclassified; or the inability for reasons beyond the Issuer's control to provide any required financial statements

         "Party" means any of the Issuer or any Stockholder or any Permitted Transferree to whom a Stockholder's rights under this Agreement have been assigned in accordance with the terms hereof; and "Parties" shall mean all of such Persons, collectively;

         "Permitted Transferee" means, with respect to the Shares issued to any individual Stockholder, (i) the spouse, siblings or issue or spouses of siblings or issue of such Stockholder; (ii) a trust or custodial account for the sole benefit of such Stockholder or the spouse, siblings or issue of such Stockholder; (iii) a partnership, limited liability company or other entity, the majority and controlling equity owners of which are a Stockholder or the spouse, siblings or issue or spouses of siblings or issue of such Stockholder or any trust referred to in clause (ii) above; or (iv) the personal representative of a Stockholder upon the death of such Stockholder for the purposes of administration of such Stockholder's estate or upon the incompetency of such Stockholder for the purposes of the protection and management of such Stockholder's assets and to transferees from any such personal representative provided the transferee would otherwise have been a Permitted Transferee of the deceased or incompetent Stockholder, and with respect to 3i Group plc, any corporation, partnership or other entity controlled by or under common control with 3i Group plc provided such Permitted Transferree remains controlled by or under common control of 3i Group plc during the two year period following the date of this Agreement.

         "Person" means any natural person or entity of any kind, including (without limitation) corporations, partnerships, limited liability companies, Governmental Entities and any other entity organized or formed under the law of any jurisdiction;

         "Securities Act" means the Securities Act of 1933, as amended, and the regulations promulgated from time to time thereunder.

         "Shares" means the shares of Common Stock issued to the Stockholders pursuant to the Purchase Agreement. As to any particular Shares, such Shares shall cease to be Shares when (a) they have been sold pursuant to an effective registration statement, (b) they shall have been distributed to a third party (other than another Stockholder or a Permitted Transferree pursuant to the terms of this Agreement) pursuant to a valid exemption from registration under the Securities Act, or (c) they shall cease to be outstanding.

                                   ARTICLE II
                              DEMAND REGISTRATIONS

                  After the 120th day following the date hereof, 3i Group plc shall have the right to require, pursuant to a written demand under this Section setting forth the intended method of distribution, the Issuer to register under the Securities Act the sale of all or a part of the Shares owned by 3i Group plc and to maintain such registration statement in effect for a period not to exceed 90 days; provided, however, the Issuer may defer preparing and filing any registration statement pursuant to this Section, or any amendment or supplement

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thereto, and may suspend sales thereunder, during any period of time when the
Issuer reasonably and in good faith believes that the filing thereof at such time, or the offering of securities pursuant thereto, would (a) in the good faith reasonable belief of the Issuer, materially and adversely affect a pending or proposed public offering of securities of the Issuer, a material (determined in the good faith reasonable belief of the Issuer) acquisition, merger, recapitalization, consolidation, reorganization or similar transaction relating to the Issuer or negotiations, discussions or pending proposals with respect thereto or otherwise require premature disclosure of information not otherwise required to be disclosed and disclosure at such time would in the good faith reasonable belief of the Issuer materially and adversely affect the Issuer or
(b) require the Issuer to include in such registration statement financial statements that are not yet available; provided, however, that such period of sale or distribution shall resume after any such suspension for a number of days necessary to keep such registration effective for permitted sales thereunder for an aggregate term of 90 days. Notwithstanding the foregoing, the Issuer may not defer filing of a registration statement pursuant to this Article, or any amendment or supplement thereto, or continue the suspension of the sale and distribution of Shares, in each case pursuant to the foregoing provisions, once the above circumstances no longer apply or the financial statements become available and, in any event, for more than 90 consecutive days, and in no event for more than 180 days in the aggregate for all deferrals and suspensions relating to such registration statement. The Issuer shall not be required to register any Shares pursuant to this Article II if prior to the date of such demand it shall have effected a registration of Shares pursuant to this Article II; provided, however, notwithstanding anything contained herein to the contrary, during the period that the Issuer has deferred the filing of a registration statement pursuant to this Article II or has suspended the sale or distribution of Shares pursuant to such registration (but only if the period for such suspension exceeds 15 days), 3i Group plc may through written notice to the Issuer withdraw such demand pursuant to this Article II and it will not be considered to have made a demand under this Article and 3i Group plc will then be entitled to make another demand pursuant to the terms and conditions of this
Article II. In the event of an underwritten offering pursuant to this Article II, the Issuer shall have the right to select the managing underwriters for such offering that are reasonably acceptable to 3i Group plc (for this purpose, the Parties agree that Jefferies & Company shall be considered reasonably acceptable).


                                   ARTICLE III
                             PIGGYBACK REGISTRATIONS

         If, at any time after the date hereof, the Issuer proposes to register under the Securities Act any shares of Common Stock for sale pursuant to an underwritten public offering of the Common Stock (except with respect to registration statements filed on Forms S-4, S-8 or such other forms as shall be prescribed under the Securities Act for the same purposes as such form) or 3i Group plc has demanded a registration of Shares pursuant to Article II, it will at each such time, prior to the filing of any such registration statement, give written notice to each Stockholder (except that no notice is required to be delivered to 3i Group plc in the event the piggyback rights under this Article III are triggered by a demand pursuant to Article II) that owns Shares at such


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time of its intention so to do, regardless of whether the Stockholders have previously exercised piggyback registration rights or demand rights as to any other Shares held by them, and, upon the written request of such Stockholder (which must specify the number of Shares then owned by such Stockholder to be included in such registration) delivered to the Issuer within ten days of receipt of the Issuer's notice, the Issuer will use its best efforts to cause any Shares as to which registration shall have been so requested to be included in the Common Stock to be covered by the registration statement proposed to be filed by the Issuer. Nothing contained in this Article III shall, however, limit the Issuer's right to cancel, postpone or withdraw any such proposed registration for any reason. Any request by a Stockholder pursuant to this
Article III to register Shares for sale in an underwriting shall be on the same terms and conditions as the shares of Common Stock to be registered and sold through underwriters under such registration; provided, however, that as a condition to such inclusion a Stockholder shall execute an underwriting agreement acceptable to the underwriters and, if requested, a custody agreement and power of attorney, in each case, having such customary terms as the underwriters shall request, and may include indemnification for the benefit of the underwriters with respect to information provided by the Stockholder in writing specifically for inclusion in the registration statement limited in amount to the net proceeds received by such Stockholder from the sale of Shares in such offering, and if the managing underwriter determines and advises in writing that the inclusion in the underwriting of all Shares proposed to be included by a Stockholder and any other shares of Common Stock sought to be registered by any other stockholder of the Issuer exercising piggyback rights comparable to those of a Stockholder under this Article (the "Other Common Stock") would, in its reasonable and good faith judgment, interfere with the successful marketing of the securities proposed to be registered for underwriting by the Issuer or by any holder of Common Stock having the right to require the Issuer to file a registration statement to register such Common Stock, then the number of Shares and Other Common Stock requested to be included in the underwriting shall be reduced pro rata among the Stockholders and the holders of Other Common Stock requesting such registration and inclusion in the underwriting and may, in the determination of such managing underwriter and consistent with pro rata reduction, be reduced to zero.


                                   ARTICLE IV
                             REGISTRATION PROCEDURES

        4.1 Procedure. If and whenever the Issuer is required by the provisions of this Agreement to effect the registration of any Shares under the Securities Act, the Issuer will, subject to the other provisions of this Section 4.1:

                  (a) as expeditiously as reasonably practicable and in any case within 30 days after demand therefor, prepare and file with the Commission a registration statement on the appropriate form with respect to such Shares and use reasonable efforts to cause such registration statement to become and remain effective;

                  (b) as expeditiously as reasonably practicable, prepare and file with the Commission such amendments and supplements to such registration

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statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and effective and to comply with the provisions of the Securities Act with respect to the disposition of such Shares covered by such registration statement in accordance with the intended method of distribution set forth in such registration statement; provided, however, that, before filing any registration statement or any amendments or supplements thereto, the Issuer shall furnish to and afford the Stockholders owning such Shares a reasonable opportunity to review and comment on copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed;

                  (c) as expeditiously as reasonably practicable, furnish to the Stockholders such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act, and such other documents as the Stockholders may reasonably request, in order to facilitate the public sale or other disposition of such Shares; provided, however, that the obligation of the Issuer to deliver copies of prospectuses or preliminary prospectuses to the Stockholders shall be subject to the receipt by the Issuer of reasonable assurances from the Stockholders that they will comply with the applicable provisions of the Securities Act and of such other securities laws as may be applicable in connection with any use by it of any prospectuses or preliminary prospectuses;

                  (d) as expeditiously as practicable, use its best efforts to register or qualify Shares covered by such registration statement under such other securities laws of such United States jurisdictions as the Stockholders shall reasonably request (considering the nature and size of the offering) and do any and all other acts and things which may be necessary or desirable to enable the Stockholders to consummate the public sale or other disposition in such jurisdictions of the Shares;

                  (e) bear all Registration Expenses in connection with all registrations hereunder, including without limitation, (i) all registration and filing fees and listing and quotation fees; (ii) all printing expenses, including those relating to the issuance of new unlegended shares certificates;
(iii) all fees, expenses and disbursements of counsel for the Issuer; (iv) all blue sky fees and expenses and fees and expenses of counsel associated therewith; and (v) all fees and expenses of accountants for the Issuer, including in relation to the delivery of a comfort letter, if required, and
(vi), in the event such registration is pursuant to Article III or an underwritten offering demanded pursuant to Article II, all marketing expenses and costs that are not Selling Expenses (as defined below); provided, however, in the event such registration is pursuant to a demand under Article II for an underwritten public offering, Registration Expenses shall not include the reasonable and customary fees of accountants for the Issuer incurred in connection with the delivery of a comfort letter or the reasonable and customary fees of Issuer's counsel incurred in connection with the negotiation of an underwriting agreement on behalf of the Issuer, which fees and expenses shall be included in the definition of Selling Expenses set forth below; provided further, however, that all Selling Expenses (as defined below) of the Shares in connection with each registration pursuant to this Section 0 shall be borne by the Stockholders. All (i) underwriting fees and discounts and brokerage and selling commissions relating to Shares to be registered for sale by the

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Stockholders, (ii) fees and expenses and disbursements of the counsel for the
Stockholders and (iii) the proportionate share of fees and expenses and disbursements of underwriter's counsel applicable to the sales by the Stockholders in connection with any such registration (but only so long as the Company and all other selling stockholders in such registration bear their proportionate share of such expenses), are herein referred to as "Selling Expenses";

                  (f) keep each registration pursuant to Section 0 hereof effective for a period of up to 90 days or such shorter period of time until the transfer or sale of all Shares so registered has been completed;

                  (g) promptly notify each Stockholder (A) when the registration statement or any related prospectus or any amendment or supplement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to the registration statement or the related prospectus or for additional information or (C) of any order issued by the Commission suspending the effectiveness of such registration statement or preventing or suspending the use of a prospectus or (D) of the receipt by it of notification suspending the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction, and the Issuer shall use commercially reasonable efforts to prevent the issuance of any such order or suspension referred to in clauses (C) or (D) and, if any such order or suspension is issued, shall use commercially reasonable efforts to obtain the withdrawal of any such order or suspension at the earliest possible moment;

                  (h) promptly upon becoming aware thereof, notify each Stockholder and underwriter of such Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to such Stockholders and underwriters any such supplement or amendment, unless a period of suspension of sales permitted pursuant to Article II is in effect; in which case no supplement or amendment need be furnished during the period of such suspension;

                  (i) use its best efforts to cause all Shares covered by such registration statement to be (A) qualified for trading on the National Association of Securities Dealers Automated Quotation--National Market System ("NASDAQ") or (B) listed or qualified for trading on any other stock exchange or quotation service on which the Issuer's outstanding shares of Common Stock are listed or qualified for trading;

                  (j) to the extent reasonably and commercially practicable and at the sole cost and expense of the Stockholders, permit any Stockholder to participate with any underwriter in such due diligence activities as are being conducted by such underwrtier as are reasonably necessary to enable such Stockholder to exercise "reasonable care" for purposes of Section 12(2) of the Securities Act; provided, however, each such Stockholder executes a confidentiality agreement reasonably satisfactory to the Issuer; and provided

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further, however, nothing herein shall be construed as requreing the Issuer to provide more information or greater access to information or Issuer personnel than the Issuer provides to the applicable underwriters; and

                  (k) in connection with an underwritten offering of Shares owned by 3i Group plc demanded pursuant to Article II, enter into an underwriting agreement in such form as is reasonable and customary in underwritten offerings made by selling security holders and take such other commericially reasonable actions as are reasonably requested by the managing underwriters for such underwritten offering in order to facilitate the registration or the distribution of such Shares; provided, however, nothing contained herein shall be construed herein as requiring any officer or director or other employee of the Issuer to participate in any "road show" or require the Issuer to draft or prepare any prospectus or marketing documents except such documents that meet the requirements of the Securities Act and applicable blue sky laws;

          4.2 Stockholders' Information. The Issuer may require each Stockholder including shares in a registration statement pursuant to the terms hereof to promptly furnish the Issuer, as a condition precedent to including Shares in any registration, such information regarding the Stockholder and the intended method of distribution of such securities by the Stockholder as the Issuer may from time to time reasonably request in writing.


                                    ARTICLE V
                                   TERMINATION


         The Issuer's obligations to register Shares pursuant to Article II and III hereof, shall terminate after two years from the date hereof.


                                   ARTICLE VI
                                 INDEMNIFICATION

          6.1 Indemnification by the Issuer. In the event of a registration of any Shares under the Securities Act pursuant to this Agreement, the Issuer will indemnify and hold harmless the Stockholders and any other Person, if any, who controls any of the Stockholders within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Stockholders or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Shares were registered under the Securities Act, any preliminary prospectus provided by the Issuer or final prospectus contained therein, or any amendment thereof or supplement thereto, including all documents incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each of the


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Stockholders and each such controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer will not be liable to a Stockholder to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary prospectus, such final prospectus or such amendment or supplement, including all documents incorporated by reference therein, in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Stockholder or a controlling Person of such Stockholder specifically for use therein.

          6.2 Indemnification by the Stockholders. In the event of any registration of any Shares under the Securities Act pursuant to this Agreement, each of the Stockholders will indemnify and hold harmless the Issuer and each Person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act, each officer of the Issuer who signs the registration statement, each director of the Issuer and each underwriter (if any) and each Person who controls any underwriter (if any) within the meaning of Section 15 of the Securities Act, against any and all such losses, claims, damages, liabilities or actions which the Issuer or such officer, director, underwriter (if any) or controlling Person may become subject under the Securities Act or otherwise, and will reimburse the Issuer, each such officer, director, underwriter (if any) and controlling Person for any legal or any other expenses reasonably incurred by such party in connection with investigating or defending any such loss, claim, damage, liability or action, if (a) such loss, claim, damage, liability or action in respect thereof arises out of any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any such prospectus, or any amendment thereof or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and such statement or omission was made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Stockholder specifically for use in connection with the preparation of such registration statement or prospectus or (b) such loss, claim, damage, liability or action in respect thereof arises out of or is based upon such Stockholder's failure to deliver the prospectus or prospectus supplement made available to it by the Issuer for such purpose prior to the date such prospectus is required to be delivered or otherwise comply with applicable laws regarding the same; provided, however, that the liability of any Stockholder pursuant to this Section 6.2 shall not exceed the proceeds received by such Stockholder from the sale of Shares by it pursuant to such registration statement or prospectus and giving rise to the claim for indemnification.

          6.3 Contribution. If the indemnification provided in Sections 6.1 and
6.2 is unavailable to an indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying Party in lieu of indemnifying such indemnified Party, shall contribute to the amount paid or payable by the such indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying


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Party and the indemnified Party. The relative fault of such indemnifying Party and indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying Party or indemnified Party, and the parties, relative intent, knowledge, access to information and opportunity to correct or present such action; provided however, that in no event shall the liability of the Person selling Shares hereunder be greater than the net proceeds received by such Person upon the sale of the Shares giving rise to the indemnification obligation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section
6.3 were determined by pro rata allocation or by any other method of allocations that does not take into account the equitable considerations referred to in this
Section 6.3.

          6.4 Notices of Claims, etc. Promptly after receipt by any indemnified Person of notice of any claim or commencement of any action in respect of which indemnity is to be sought against an indemnifying Person pursuant to this Agreement, such indemnified Person shall notify the indemnifying Person in writing of such claim or of the commencement of such action, and, subject to provisions hereinafter stated, in case any such action shall be brought against an indemnified Person and such indemnifying Person shall have been notified of the same, such indemnifying Person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified Person, and after notice from the indemnifying Person to such indemnified Person of its election to assume the defense thereof, such indemnifying Person shall not be liable to such indemnified Person in connection with the defense thereof; provided, however, if there exists or will exist a conflict of interest which would make it inappropriate in the reasonable judgment of the indemnified Person for the same counsel to represent both the indemnified Person and such indemnifying Person then such indemnified Person shall be entitled to retain its own counsel at the expense of such indemnifying Person; provided further, however, the indemnifying Person shall not be required to pay for more than one separate counsel for all of the indemnified Persons in addition to any local counsel.

          6.5 Indemnification Payments. The indemnification or contribution required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred subject to an undertaking of the indemnified Party to repay or refund any amounts to which it is not entitled under the provisions hereof.


                                   ARTICLE VII
                                  MISCELLANEOUS

           7.1 Notices. Any notice, request, response, instruction or other document to be given hereunder by any Party to any other Party shall be in writing and delivered personally, via telecopy (with receipt confirmed), by

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
recognized international courier service (with receipt confirmed) or by registered or certified United States mail, postage prepaid, as follows:

         (a)      if to the Issuer, to:

                  Dailey International Inc.
                  2507 North Frazier
                  P.O. Box 1863
                  Conroe, Texas   77305
                  Attention:  General Counsel
                  Telecopy Number:  (409) 539-2132 (confirm) (281) 350-3399

         (b) if to the Stockholders, to the addresses set forth opposite their names on the signature pages hereto:


or at such other addresses for a Party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the Party to whom it is directed upon actual receipt by such Party (or its agent for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the Party to which it is addressed at the close of business, local time of the recipient, on the tenth day after the day it is so placed in the mail. Any notice that is sent by telecopy shall be deemed to have been duly given to the Party to which it is addressed upon telephonic confirmation of the same as provided herein. A copy of any notices delivered by telecopy shall promptly be mailed in the manner herein provided to the Party to which such notice was given. Any notice that is sent by internationally recognized courier service shall be deemed to have been duly given to the Party to which it is addressed upon confirmation of delivery in writing by such delivery service. The following international delivery services shall be deemed to be "recognized" for the purposes of this Agreement: DHL, Federal Express, Airborne Express and Purolater.

           7.2 Holdback. Provided such Stockholder has been given prior written notice of such underwritten registration statement and the underwriters have so requested, each Stockholder agrees not to effect any public sale or public distribution of equity securities of the Issuer, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and for a period of 90 days beginning on the effective date of an underwritten registration statement covering the Common Stock (except as part of such underwritten registration), unless the underwriters managing the offering otherwise agree.

           7.3 No Third-Person Beneficiaries. This Agreement is intended solely for the benefit of the Parties and their respective successors and permitted assigns. Nothing in this Agreement shall be construed to create any duty to, or standard of care with reference to, or liability of a Party to, any Person not a Party. Notwithstanding the foregoing, any Permitted Transferee shall be a third party beneficiary or intended beneficiary to the agreement made hereunder by a Stockholder so long as such Stockholder has granted rights under this Agreement


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
to such Permitted Transferee, and any such third party beneficiary shall have the right to enforce such Agreement directly to the extent it deems such enforcement necessary or advisable.

           7.4 Assignment. The Agreement cannot be assigned by the Issuer or any Stockholder without the prior written consent of the Issuer (except that it may be assigned by a Stockholder to a Permitted Transferee of such Stockholder upon 15 days prior notice to the Issuer). This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective heirs, executors, successors and permitted assigns.

           7.5 Headings. The headings of the Articles and Sections of this Agreement are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof or thereof.

           7.6 Severability of Provisions. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

           7.7 Entire Agreement. This Agreement constitutes the sole understanding of the Parties with respect to the matters provided for herein and supersedes any previous agreements and understandings between the Parties with respect to the subject matter hereof.

           7.8 Construction and Reference. Words used in this Agreement, regardless of the number or gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context shall require. Unless otherwise specified, all references in this Agreement to Articles, Sections, paragraphs or clauses are deemed references to the corresponding Articles, Sections, paragraphs or clauses in this Agreement.

           7.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

           7.10 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (REGARDLESS OF LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS).


                     SIGNATURES BEGIN ON THE FOLLOWING PAGE

         IN WITNESS WHEREOF, the Parties have hereunto executed this Agreement as of the date first set forth in the introduction to this Agreement.


                                         DAILEY INTERNATIONAL INC.



                                         By:
                                            --------------------------------
                                                   James F. Farr
                                                     President


STOCKHOLDERS


3I GROUP PLC



By: _________________________________     /s/ Roland W. Wessel
Name:________________________________     -----------------------------------
Title: ______________________________         Roland W. Wessel



/s/ Jean P.R. Buyaert                     /s/ Paul A. Petry
-------------------------------------     -----------------------------------
    Jean P.R. Buyaert                         Paul A. Petrey



/s/ John D. Mullenger                     /s/ Paul A. McClure
-------------------------------------     -----------------------------------
    John D. Mullenger                         Paul A. McClure



/s/ John P. Neal                          /s/ Allen F. Bollinger
-------------------------------------     -----------------------------------
    John P. Neal                              Allen F. Bollinger



/s/ John Niven                            /s/ Julie Thomson
-------------------------------------     -----------------------------------
    John Niven                                Julie Thomson